UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15( d ) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9 th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

BR Waterford Crossing JV, LLC, a Delaware limited liability company (“BRG Grove”) in which we own all of the indirect equity interest, and Bell HNW Waterford, LLC, a Delaware limited liability company and an unaffiliated third party (“BRG Co-Owner”), owned that certain 252-unit apartment community located in Hendersonville, Tennessee and known as Grove at Waterford (the “Grove at Waterford property”) as tenants-in-common.  BRG Grove owned a 60.0% tenant in common interest in the Grove at Waterford property.  On December 9, 2014, BRG Grove and BRG Co-Owner (collectively, the “Sellers”) entered into a Purchase and Sale Agreement (“Purchase Agreement”), with Bel Hendersonville LLC, a Delaware limited liability company and an unaffiliated third party (“Bel Hendersonville”) for the sale of each of their entire interest in the Grove at Waterford property. The sale price for the Grove at Waterford property is $37.7 million, subject to loan prepayment penalties, certain prorations and adjustments typical in a real estate transaction.  At closing, the Sellers will be required to satisfy the existing mortgage indebtedness encumbering the Grove at Waterford Property in the approximate amount of $20.1 million.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 18, 2014, BRG Grove sold its 60.0% tenant in common interest in the Grove at Waterford property and BRG Co-Owner sold its 40.0% tenant in common interest in the property to Bel Hendersonville, which is an unaffiliated third party, for an aggregate of $37.7 million, subject to a loan prepayment penalty and certain prorations and adjustments typical in such real estate transactions. After deduction for payment of the existing mortgage indebtedness and payment of loan prepayment penalty, closing costs and fees, the sale of the Company’s interest in the Grove at Waterford property generated net proceeds to the Company of approximately $9.03 million.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

	Bluerock Residential Growth REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statement	3
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014	5
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2014	7
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	10

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2014 and its other filings with the SEC.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2013, and nine months ended September 30, 2014, and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of September 30, 2014 and statement of operations for the year ended December 31, 2013, and nine months ended September 30, 2014 have been prepared to provide pro forma financial information with regard to each of the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The purchase of a 95% indirect interest in ARIUM Grande Lakes, which the Company expects to consolidate on its balance sheet.

(2)	Represents the preferred investment in Alexan CityCentre Apartments, which the Company records under the equity method on its balance sheet. As of September 30, 2014, the Company had $1.68 million remaining to be funded based on its initial commitment to fund a preferred investment for $6.56 million and earns 15.00% annually.

(3)	The completion of the Company’s follow-on offering of 3,035,444 shares of Class A common stock on October 8, 2014, or the follow-on offering. The following pro forma financials do not reflect the anticipated investment of these proceeds.

(4)	The sale of the Company’s 12.50% indirect equity interest in the Hillsboro property, the Company’s 24.70% indirect equity interest in the Creekside property, the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the Company’s 60.00% indirect equity interest in the Grove at Waterford property. The following pro forma financials do not reflect the net proceeds from the sale of Estates at Perimeter or Grove at Waterford assets and the subsequent reinvestment.

(5)	The expected sale of the Company’s 25.10% indirect equity interest in the Berry Hill Property and the Company’s 100% direct interest in the North Park Towers property. The following pro forma financials do not reflect the anticipated net proceeds from the sale of these two assets and the subsequent reinvestment.

The pro forma condensed consolidated balance sheet assumes that each of the transactions referred to above occurred on September 30, 2014. The pro forma consolidated statement of operations assume the transactions referred to above occurred on January 1, 2013. Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, or does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the Estates at Perimeter, Grove at Waterford, Berry Hill and North Park Towers properties in the statement of operations, as these assets have been sold, or are expected to be sold within the next twelve months;

•	anticipated net proceeds from the sale of the Estates at Perimeter, Grove at Waterford, Berry Hill and North Park Towers properties; and

•	the investment of net proceeds from the follow-on offering.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

All completed and planned acquisitions are accounted for using the acquisition method of accounting. The total consideration is allocated to the assets acquired or ultimately acquired and the liabilities assumed or ultimately assumed at their respective fair values on the date of acquisition. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The allocations of the purchase price for each of the planned acquisitions reflected in these unaudited pro forma condensed consolidated financial statements have not been finalized and are based upon preliminary estimates of fair values, which is the best available information as of the date of each acquisition. The final determination of the fair values of these assets and liabilities will be based on the actual valuations of tangible and intangible assets and liabilities that exist as of the date the transactions are completed. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities for each of these acquisitions could change significantly from those used in the accompanying unaudited pro forma condensed consolidated financial statements and could result in a material change in depreciation and amortization of tangible and intangible assets and liabilities.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, including the Follow-On Offering, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods. The final valuation of assets and liabilities, allocation of the purchase price, timing of completion of acquisitions and other changes to the acquisitions’ tangible and intangible assets and liabilities that occur prior to completion of the acquisitions, as well as the ability to satisfy other closing conditions, could cause material differences in the information presented.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Dollars in thousands, except share and per share amounts)

AS OF SEPTEMBER 30, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	ARIUM Grande Lakes (b)	Alexan CityCentre (c)	Disposals / Held For Sale items (d)	Other items (e)	Pro Forma Total
ASSETS
Real Estate
Land	$41,425	$5,200	$-	$(8,800)	$-	$37,825
Building and improvements	252,454	36,768	-	(49,958)	-	239,264
Construction in progress	229	-	-	(14)	-	215
Furniture, fixtures and equipment	8,282	467	-	(2,716)	-	6,033
Total Gross Operating Real Estate Investments	302,390	42,435	-	(61,488)	-	283,337
Accumulated depreciation	(10,036)	-	-	1,069	-	(8,967)
Total Net Operating Real Estate	292,354	42,435	-	(60,419)	-	274,370
Operating real estate held for sale, net	14,739	-	-	(14,739)	-	-
Total Net Real Estate Investments	307,093	42,435	-	(75,158)	-	274,370
Cash and cash equivalents	7,612	(14,443)	(1,682)	(1,429)	33,128	23,186
Restricted cash	4,214	-	-	(1,698)	-	2,516
Due from affiliates	544	-	-	-	-	544
Accounts receivables, prepaids and other assets	1,783	-	-	(110)	-	1,673
Investments in unconsolidated real estate joint ventures	12,876	-	1,682	(1,143)	-	13,415
In-place lease value, net	545	866	-	(15)	-	1,396
Deferred financing costs, net	2,131	349	-	(108)	-	2,372
Non-real estate assets associated with operating real estate held-for-sale	951	-	-	(951)	-	-
Total Assets	$337,749	$29,207	$-	$(80,612)	$33,128	$319,472

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Mortgage payable	$215,315	$29,444	$-	$(43,121)	$-	$201,638
Mortgage payable associated with operating real estate held-for-sale	11,500	-	-	(11,500)	-	-
Accounts payable	1,624	-	-	(984)	-	640
Other accrued liabilities	5,470	-	-	(1,462)	-	4,008
Due to affiliates	1,784	-	-	(693)	-	1,091
Distributions payable	596	-	-	-	-	596
Liabilities associated with operating real estate held-for-sale	435	-	-	(435)	-	-
Liabilities associated with discontinued operations	364	-	-	(364)	-	-
Total Liabilities	237,088	29,444	-	(58,559)	-	207,973

Commitments and contingencies	-	-	-	-	-	-
Redeemable common stock	-	-	-	-	-	-

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none issued and outstanding	-	-	-	-	-	-
Class A common stock, $0.01 par value, 747,586,185 shares authorized;	-	-	-	-	-
4,495,744 shares issued and outstanding, pro forma	45	-	-	-	30	75
Class B-1 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-
353,630 shares issued and outstanding, pro forma	4	-	-	-	-	4
Class B-2 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-
353,630 shares issued and outstanding, pro forma	4	-	-	-	-	4
Class B-3 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-
353,629 shares issued and outstanding, pro forma	4	-	-	-	-	4
Nonvoting convertible stock, $0.01 par value per share; 1,000 shares	-	-	-	-	-
authorized, no shares issued and outstanding	-	-	-	-	-	-
Additional paid-in-capital, net of costs	80,350	-	-	-	33,098	113,448
Cumulative distributions and net losses	(21,348)	(947)	-	(11,451)	-	(33,746)
Total Stockholders' Equity	59,059	(947)	-	(11,451)	33,128	79,789
Noncontrolling Interests
Operating Units	3,112	-	-	-	-	3,112
Partially Owned Properties	38,490	710	-	(10,602)	-	28,598
Total Noncontrolling interests	41,602	710	-	(10,602)	-	31,710
Total Equity	100,661	(237)	-	(22,053)	33,128	111,499
TOTAL LIABILITIES AND EQUITY	$337,749	$29,207	$-	$(80,612)	$33,128	$319,472

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q as of September 30, 2014.

(b)	The purchase of 95% indirect interest in ARIUM Grande Lakes, which the Company expects to consolidate on its balance sheet.

(c)	Represents the preferred investment in Alexan CityCentre Apartments, which the Company records under the equity method on its balance sheet. As of September 30, 2014, the Company had $1.68 million remaining to be funded based on its initial commitment to fund a preferred investment for $6.56 million and earns 15.00% annually.

(d)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 25.00% indirect equity interest in the Estates at Perimeter property which were accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property and the Company’s 60.00% indirect equity interest in the Grove at Waterford property, to non-affiliated buyers, which were included in the Company’s historical consolidated balance sheet. Additionally reflects the expected sale of the Company’s 25.01% indirect equity interest in the Berry Hill property and the sale of the Company’s 100.00% direct equity interests in the North Park Towers property, to non-affiliated buyers, which were included in the Company’s historical consolidated balance sheet. The pro forma financials do not reflect the anticipated net proceeds from the sale of these the Estates at Perimeter, Grove at Waterford, Berry Hill and North Park Towers assets and the subsequent reinvestment.

(e)	Other items have been adjusted to reflect:

•	the $36.12 million in gross proceeds from the Follow-On Offering adjusted for $2.17 million in underwriting discounts and fees and $0.83 million in offering costs.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except share and per share amounts)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)	Lansbrook Village (d)		ARIUM Grande Lakes (e)		UCF Orlando (f)		Alexan CityCentre (g)		Discontinued Operations (h)	Other items (i)	Pro Forma Total
Revenue
Net rental income	$19,754	$1,472		$-	$2,962		$2,892		$-		$-		$(5,169)	$-	$21,911
Other	793	121		-	156		189		-		-		(223)	-	1,036
Total revenues	20,547	1,593		-	3,118		3,081		-		-		(5,392)	-	22,947
Expenses
Property operating expenses	9,008	608		-	1,442		1,188		-		-		(2,747)	-	9,499
General and administrative expenses	2,048	-		-	-		-		-		-		(1)	-	2,047
Asset management fees	548	-		-	-		-		-		-		(24)	-	524
Acquisition costs	3,528	-		-	-		-		-		-		(1,105)	-	2,423
Depreciation and amortization	9,864	(1,307	)(j)	-	(204	)(j)	329	(j)	-		-		(2,798)	-	5,884
Total expenses	24,996	(699)		-	1,238		1,517		-		-		(6,675)	-	20,377

Operating (loss) income	(4,449)	2,292		-	1,880		1,564		-		-		1,283	-	2,570

Other income (expense)
Other income	185	-		-	-		-		-		-		(52)	-	133
Equity in earnings (loss) of unconsolidated joint ventures	492	-		107	-		-		316		557		(4)	-	1,468
Interest expense	(5,551)	(460	)(k)	-	(800	)(l)	(403	)(m)	-		-		1,053	(268)	(6,429)
Total other (expense) income	(4,874)	(460)		107	(800)		(403)		316		557		997	(268)	(4,828)

Net income (loss) from continuing operations	(9,323)	1,832		107	1,080		1,161		316		557		2,280	(268)	(2,258)
`
Discontinued operations
(Loss) income on operations of rental property	(4)	-		-	-		-		-		-		4	-	-
Loss on early extinguishment of debt	(879)	-		-	-		-		-		-		880	-	1
Gain on sale of joint venture interests	1,006	-		-	-		-		-		-		(1,006)	-	-
Gain (loss) from discontinued operations	123	-		-	-		-		-		-		(122)	-	1

Net (loss) income	(9,200)	1,832		107	1,080		1,161		316		557		2,158	(268)	(2,257)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	(321)	-		-	-		-		-		-		-	251	(70)
Partially Owned Properties	(1,150)	942	(n)	-	180	(n)	58	(n)	-		-		75	(69)	36
Net (loss) income attributable to Noncontrolling Interest	(1,471)	942		-	180		58		-		-		75	182	(34)
Net (loss) income attributable to common shareholders	$(7,729)	$890	(o)	$107	$900	(o)	$1,103	(o)	$316	(o)	$557	(o)	$2,083	$(450)	$(2,223)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(1.87)														$(0.25)
Diluted Income (Loss) Per Common Share	$(1.87)														$(0.25)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$0.03														$-
Diluted Income (Loss) Per Common Share	$0.03														$-

Weighted Average Basic Common Shares Outstanding	$4,269,378														$8,917,655
Weighted Average Diluted Common Shares Outstanding	$4,269,378														$8,917,655

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: decreasing depreciation and amortization $1.72 million and increasing interest expense $0.04 million.

(c)	Represents the purchase of the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring from SOIF II earns a total 15.0% preferred return, calculated on the original $2.84 million contributed by SOIF II, compounded annually. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.10 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2014.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $0.20 million and increasing interest expense $0.47 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grande Lakes Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2014. Pro forma adjustments to historical included: decreasing depreciation and amortization $0.20 million and decreasing interest expense $0.40 million.

(f)	Represents the preferred investment in the UCF Orlando Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.32 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2014.

(g)	Represents the preferred investment in the Alexan CityCentre Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.56 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2014.

(h)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 25.00% indirect equity interest in the Estates at Augusta property that were accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property and the Company’s 60.00% indirect equity interest in the Grove at Waterford property, to non-affiliated buyers, which were included in the Company’s historical consolidated statement of operations. Additionally reflects the expected sale of the Company’s 25.01% indirect equity interest in the Berry Hill property and the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which were included in the Company’s historical consolidated statement of operations.

(i)	Other items has been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this had been acquired on January 1, 2013.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical for the nine months ended September 30, 2014, included increasing interest expense $0.27 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(Continued)

(j)	Represents depreciation and amortization expense adjustment to historical for the nine months ended September 30, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(k)	Represents interest expense incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(l)	Represents interest expense incurred on a $19.86 million mortgage loan which bears a fixed interest rate of 3.86% and matures on May 1, 2019, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(m)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(n)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(o)	Represents the Company’s interest in the consolidated property’s net income (loss).

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except share and per share amounts)

FOR THE YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)		Lansbrook Village (d)		Arium Grande Lakes (e)		UCF Orlando (f)	Alexan CityCentre (g)	Discontinued Operations (h)	Other items (i)	Pro Forma Total
Revenue
Net rental income	$11,675	$5,935		$-		$6,623		$3,711		$-	$-	$(35)	$-	$27,909
Other	540	565		-		416		231		-	-	(28)	-	1,724
Total revenues	12,215	6,500		-		7,039		3,942		-	-	(63)	-	29,633
Expenses
Property operating expenses	6,200	2,920		-		3,613		1,467		-	-	(485)	-	13,715
General and administrative expenses	1,307	-		-		-		-		-	-	(1)	-	1,306
Asset management fees	489	-		-		-		-		-	-	(104)	-	385
Acquisition costs	192	-	(j)	-	(j)	-	(j)	-	(j)	-	-	(200)	-	(8)
Depreciation and amortization	5,152	3,131	(k)	-		3,692	(k)	2,112	(k)	-	-	(71)	-	14,016
Total expenses	13,340	6,051		-		7,305		3,579		-	-	(861)	-	29,414

Operating (loss) income	(1,125)	449		-		(266)		363		-	-	798	-	219

Other income (expense)
Equity in earnings (loss) of unconsolidated joint ventures	(103)	-		427		-		-		544	985	103	-	1,956
Equity in gain on sale of real estate asset of unconsolidated joint venture	1,604	-		-		-		-		-	-	(1,604)	-	-
Interest expense	(4,595)	(1,840	)(l)	-		(1,869	)(m)	(537	)(n)	-	-	(10)	(404)	(9,255)
Total other (expense) income	(3,094)	(1,840)		427		(1,869)		(537)		544	985	(1,511)	(404)	(7,299)

Net income (loss) from continuing operations	(4,219)	(1,391)		427		(2,135)		(174)		544	985	(713)	(404)	(7,080)

Discontinued operations
(Loss) income on operations of rental property	(194)	-		-		-		-		-	-	194	-	-
(Loss) income from discontinued operations	(194)	-		-		-		-		-	-	194	-	-

Net (loss) income	(4,413)	(1,391)		427		(2,135)		(174)		544	985	(519)	(404)	(7,080)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	-	-		-		-		-		-	-	-	(148)	(148)
Partially Owned Properties	(1,443)	(715	)(o)	-		(354	)(o)	-	(o)	-	(9)	413	(150)	(2,258)
Net (loss) income attributable to Noncontrolling Interest	(1,443)	(715)		-		(354)		-		-	(9)	413	(298)	(2,406)
Net (loss) income attributable to common shareholders	$(2,970)	$(676	)(p)	$427		$(1,781	)(p)	$(174	)(p)	$544	$994	$(932)	$(106)	$(4,674)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(1.18)													$(0.52)
Diluted Income (Loss) Per Common Share	$(1.18)													$(0.52)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$(0.09)													$-
Diluted Income (Loss) Per Common Share	$(0.09)													$-

Weighted Average Basic Common Shares Outstanding	2,348,849													8,917,655
Weighted Average Diluted Common Shares Outstanding	2,348,849													8,917,655

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2013, as adjusted for reclassifying Enders Place property from discontinued operations to continuing operations.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $1.54 million and increasing interest expense $0.12 million.

(c)	Represents the purchase of the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring from SOIF II earns a total 15.0% preferred return, calculated on the original $2.84 million contributed by SOIF II, compounded annually. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.43 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $3.69 million and increasing interest expense $1.87 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grande Lakes Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $1.47 million and decreasing interest expense $0.83 million.

(f)	Represents the preferred investment in the UCF Orlando Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.54 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(g)	Represents the preferred investment in the Alexan CityCentre Property as if this investment had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns a total 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.98 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(h)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 25.00% indirect equity interest in the Estates at Augusta property that were accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property and the Company’s 60.00% indirect equity interest in the Grove at Waterford property, to non-affiliated buyers, which were included in the Company’s historical consolidated statement of operations. Additionally reflects the expected sale of the Company’s 25.01% indirect equity interest in the Berry Hill property and the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which were included in the Company’s historical consolidated statement of operations.

(i)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this had been acquired on January 1, 2013.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical for the year ended December 31, 2013, included increasing interest expense $0.40 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Continued)

(j)	Acquisition expenses and fees of $2.70 million related to the acquisitions of interests noted above have been excluded due to their nature of being nonrecurring charges. This includes the approximately $2.12 million in acquisition fees under the initial advisory agreement related to the acquisitions calculated based on 2.50% of the pro rata acquisition price, as well as approximately $0.58 million in acquisition related expenditures calculated based on 0.50% of the pro rata acquisition price for Springhouse at Newport News, Village Green of Ann Arbor, Villas at Oak Crest, and Grove at Waterford properties, and 1.50% of the acquisition price for North Park Towers.

(k)	Represents depreciation and amortization expense for the year ended December 31, 2013 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(l)	Represents interest expense incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(m)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(n)	Represents interest expense estimated to have incurred on the $29.44 million mortgage loan which bears a floating interest rate of 1-month LIBOR plus 1.67% and matures on December 1, 2024, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(o)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(p)	Represents the Company’s interest in the consolidated property’s net income (loss).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: December 24, 2014	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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